Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
Intangible Assets and Goodwill
As at December 31, 2019 and 2018, intangible assets consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. The carrying amount of intangible assets for the Partnership’s liquefied natural gas segment is as follows:

	December 31, 2019 $	December 31, 2018 $
Gross carrying amount	179,813	179,813
Accumulated amortization	(136,447)	(127,591)
Net carrying amount	43,366	52,222

Amortization expense associated with intangible assets was $8.9 million per year for each of the years ended December 31, 2019, 2018 and 2017. Amortization expense associated with intangible assets subsequent to December 31, 2019 is expected to be approximately $8.9 million (2020), $8.9 million (2021), $8.4 million (2022), $6.2 million (2023), and $4.5 million (2024).

The Partnership's carrying amount of goodwill as at December 31, 2019 and 2018 is as follows:

	December 31, 2019 $	December 31, 2018 $
Liquefied natural gas segment	31,921	31,921
Liquefied petroleum gas segment	2,920	2,920
Total	34,841	34,841

In 2019, 2018 and 2017, the Partnership conducted its annual impairment review and concluded that its liquefied petroleum gas segment was impaired in 2018 and recorded an impairment charge of $0.8 million for the year ended December 31, 2018. No impairment charge was recorded for the years ended December 31, 2019 and 2017. The amount of the impairment charge was determined using a discounted cash flow valuation approach. The impairment charge is included in gain (loss) on sales of vessels and write-down of goodwill and vessels in the Partnership's consolidated statements of income.